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                                  EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

WE CONSENT TO THE INCORPORATION BY REFERENCE IN THIS REGISTRATION STATEMENT
OF COM21, INC. ON FORM S-8 OF OUR REPORTS DATED MARCH 26, 2001, APPEARING IN THE ANNUAL REPORT ON FORM 10-K OF COM21, INC. FOR THE YEAR ENDED DECEMBER 31, 2000.

/S/ DELOITTE & TOUCHE LLP

SAN JOSE, CALIFORNIA
NOVEMBER 20, 2001